UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2008

AMERICAN GOLDFIELDS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49996	71-0867612
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5836 South Pecos Road
Las Vegas, Nevada, USA  89120
(Address of principal executive offices)

(800) 942-2201
(Registrant’s telephone number, including area code)

200-4170 Still Creek Drive
Burnaby, B.C., Canada  V5C 6C6
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01. Address Change

As of September 2, 2008, American Goldfields Inc. (the “Corporation”) would like to officially state that the new address of the Corporation is 5836 South Pecos Road, Las Vegas, Nevada, 89120.  A COUPDATE will be filed with the EDGAR system to reflect these changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Goldfields Inc.
(Registrant)

By: /s/ Donald Neal
Donald Neal, Chief Executive and Financial Officer, Treasurer and Secretary

Date:  September 2, 2008